Exhibit 32.1


                   CERTIFICATION PURSUANT TO RULE 13A-14(b) OR
                     RULE 15D-14(b) AND 18 U.S.C. SEC.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Sharp Holding Corporation (the "Company") on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George Sharp, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) Based on my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) Based on my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:     AUGUST 20, 2004

/S/  GEORGE SHARP
-----------------
GEORGE SHARP
CHIEF EXECUTIVE OFFICER OF SHARP HOLDING CORPORATION


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